UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Silicon Laboratories Inc.

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styleINA P.O. BOX 8016, CARY, NC 27512-9903 Silicon Laboratories Inc. Annual Meeting of Stockholders Thursday, April 24, 2025 9:00 AM, Central Daylight Time Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/SLAB for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/SLAB For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/SLAB. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 14, 2025. Meeting Statement Materials: & Annual Notice Report of Meeting, Proxy Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be Held on April 24, 2025 For Stockholders of record as of February 24, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/SLAB Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Silicon Laboratories Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the election of the director nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5. PROPOSAL To elect three Class III directors to serve on the Board of Directors until our 2028 annual meeting of stockholders, or until a successor is duly elected and qualified; William G. Bock Christy Wyatt Sherri Luther To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2026; To vote on an advisory (non-binding) resolution to approve executive compensation; To approve an amendment to the Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company; To approve amendments to the Fourth Amended and Restated Certificate of Incorporation to implement miscellaneous changes; and To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. NOTE: In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as they may properly come before the meeting.